SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

CHARDAN HEALTHCARE ACQUISITION 2 CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

August 2021 ––––––––––––––––– 1 –––––––––––––August 2021 ––––––––––––––––– 1 –––––––––––––

About this Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a possible transaction (the “Business Combination”) involving Renovacor, Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of the Company or its representatives or aﬃliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or subscribe for, or a recommendation to purchase any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Chardan Healthcare Acquisition 2 Corp. (“CHAQ”) and Renovacor and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Presentation under the rules of the SEC. Information about the directors and executive officers of CHAQ is set forth in CHAQ’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 4, 2021 and is available free of charge at the SEC’s web site at www.sec.gov or by directing a request to: CHAQ at Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the CHAQ stockholders in connection with the potential transaction will be set forth in the proxy statement related to the Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non- public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes conﬁdential information and is provided to you on the condition that you agree that you will hold it in strict conﬁdence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and is intended for the recipient hereof only. 2 –––––––––––––About this Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a possible transaction (the “Business Combination”) involving Renovacor, Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of the Company or its representatives or aﬃliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or subscribe for, or a recommendation to purchase any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Chardan Healthcare Acquisition 2 Corp. (“CHAQ”) and Renovacor and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Presentation under the rules of the SEC. Information about the directors and executive officers of CHAQ is set forth in CHAQ’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 4, 2021 and is available free of charge at the SEC’s web site at www.sec.gov or by directing a request to: CHAQ at Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the CHAQ stockholders in connection with the potential transaction will be set forth in the proxy statement related to the Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non- public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes conﬁdential information and is provided to you on the condition that you agree that you will hold it in strict conﬁdence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and is intended for the recipient hereof only. 2 –––––––––––––

Forward Looking Statements Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally relate to future events or the Company’s future ﬁnancial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, projections of the Company’s future ﬁnancial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; costs related to the Business Combination; the successful completion of the Business Combination and the realization of the benefits therefrom; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; and the impact of the COVID-19 pandemic on the Company’s business. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. 3 –––––––––––––Forward Looking Statements Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally relate to future events or the Company’s future ﬁnancial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, projections of the Company’s future ﬁnancial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; costs related to the Business Combination; the successful completion of the Business Combination and the realization of the benefits therefrom; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; and the impact of the COVID-19 pandemic on the Company’s business. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. 3 –––––––––––––

Industry and Market Data; Trademarks Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 4 –––––––––––––

RENOVACOR About the Transaction 5 –––––––––––––RENOVACOR About the Transaction 5 –––––––––––––

Transaction Overview: Proposed Merger of Renovacor and CHAQ[1]

Renovacor, Inc. ("Renovacor") is expected to combine with Chardan Healthcare Acquisition 2 Corp. ("CHAQ") to create a publicly-listed, innovative gene therapy company

- Renovacor is a novel AAV-based gene therapy platform targeting diseases resulting from *BAG3* gene dysfunction with primary focus on rare cardiovascular disease

Key Transaction Terms

- **CHAQ to issue 6.5 million common shares[2] to Renovacor equityholders**, with pre-money valuation of $65 million[2] and post transaction equity value of approximately $198 million[3]
- **Strong incentive structure facilitated by earn-out provisions,** providing Renovacor equityholders and Chardan with additional upside upon realizing share price based milestones
  - 2.0 million earn-out shares for Renovacor existing equityholders, to be delivered in 3 installments if the share price exceeds $17.50, $25.00 and $35.00 per share by CYE-2023, CYE-2025 and CYE-2027, respectively[4]
  - 0.5 million earn-out shares (with identical terms) for Chardan, which agreed to shift an equivalent number of Founder Shares to earn-out shares, in order to further align sponsor interests
- Approximately **$116 million of gross proceeds is expected to be raised, funded by $30M PIPE investment and $86M in CHAQ Trust (assuming no redemptions are effected)**
  - $30M from PIPE investment subscribed by Chardan, RTW Investments, Surveyor Capital (an affiliate of Citadel), Acorn Bioventures, Longview Ventures (an affiliate of Broadview Ventures) and Innogest Capital
  - Approximately $50M additional capital can be raised upon the exercise of CHAQ public warrants upon realizing requisite share price[5]
- **Pro forma cash to provide cash runway into end of 2023**; which can be further extended to 1H-2024 upon exercise of CHAQ public warrants[5]
- **Renovacor existing equityholders to own approximately 42% of the pro forma entity** at transaction close[6], taking into account rollover of a 100% of vested equity and $17.5M of new investment by Renovacor existing equityholders
- **Transaction expected to close by Q3 2021**

Summary Transaction Terms

(US$ and shares in M, except per share amounts)

Pro Forma Valuation At Close	
Share Price	$10.0
Pro Forma Shares Outstanding	19.8
Pro Forma Equity Value [2]	**$197.8**
Less: Pro Forma Net Cash	(113.2)
Pro Forma Transaction Value	**$84.6**

Sources of Funds	
PIPE	$30.0
Cash Held in CHAQ Trust	86.2
Renovacor Shareholder Equity Rollover [1]	65.0
Total	**$181.2**

Uses of Funds	
Equity Issued to Renovacor Shareholders	$65.0
Cash Funding to Renovacor Balance Sheet	113.2
Assumed Transaction Expenses	3.0
Total	**$181.2**

(1) The following description of the proposed merger is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the proposed merger, a copy of which will be filed by CHAQ with the SEC as an exhibit to a Current Report on Form 8-K, which can be accessed through the SEC's website at www.sec.gov.
(2) Shares issued as of transaction close, excluding potential future effect of 2.0M earn-out shares to be issued to Renovacor insiders
(3) Based on $65.0M pre-money equity value, gross capital raise of $116.2M (between $30M PIPE and $86M of funds in CHAQ Trust, assuming no redemptions are effected) and approximately $17M equity value of sponsor shares
(4) Earnout milestones based on VWAP during any 20 out of a 30-day period
(5) CHAQ public warrants can be forced called upon stock price hitting $16.0/share with cash exercise to yield approximately $49.5M of cash proceeds
(6) Common share ownership at transaction close excluding the potential future effect of 2.5M total earnout shares, 8.50M public warrants and 3.5M private placement warrants

6

RENOVACOR Renovacor Overview 7 –––––––––––––RENOVACOR Renovacor Overview 7 –––––––––––––

Mission Statement We are developing a pipeline of innovative and proprietary AAV- based gene therapies for BAG3- associated diseases in areas of high unmet medical needs. 8 –––––––––––––Mission Statement We are developing a pipeline of innovative and proprietary AAV- based gene therapies for BAG3- associated diseases in areas of high unmet medical needs. 8 –––––––––––––

Value Proposition Highlights Developing single dose REN-001 gene therapy candidate for familial DCM and other diseases due to BAG3 mutation 1 • Potential to address ~70,000 patients (US + EEA) with familial dilated cardiomyopathy (DCM) due to a mutation in the BAG3 gene (“BAG3 DCM”) 2 • BAG3 DCM represents a high unmet medical need, due to an average age of onset of 38 years and less than 50% survival 5 years after diagnosis • BAG3 biology enables a diversified pipeline with multiple follow-on opportunities to pursue development in heart failure and central nervous system diseases Compelling improvements in cardiac function demonstrated in multiple preclinical models • REN-001 improved cardiac function in haploinsufficiency DCM mouse, with no deleterious effects seen • REN-001 restored normal EF phenotype in post-MI mice, and demonstrated improved EF function in a pig post-MI model Led by experienced management and an exceptional class of cardiovascular disease and gene therapy scientific advisors • Founded by world renowned cardiovascular scientist (Arthur Feldman, MD, PhD) who has published a variety of articles elucidating the role of BAG3 in disease states • Anchored by experienced leadership team and scientific advisors that include thought leaders and pioneers in the cardiovascular disease and gene therapy fields Anticipated IND submission and potential phase I/II trial initiation anticipated in mid-2022 • Development plan incorporates potentially lower-risk features (AAV9, ICr delivery) • We believe BAG3 DCM provides the potential for orphan and other regulatory designations designed to accelerate development We believe our BAG3 IP position provides important barriers to entry • Company vision is to become the leading BAG3 biotech company, based on its formidable IP- and expertise-driven barriers to entry • 5 IP patent families filed to protect science including for any route of delivery of BAG3; for BAG3 variants; and for BAG3 use in multiple diseases (e.g. CV, CNS) Backed by strong investor syndicate (experienced in CV and GT) that synergizes with CHAQ • Existing investors have deep domain expertise and successful track record of early investments in cardiovascular-directed therapies and AAV-based gene therapies • CHAQ draws on the resources of partner, Chardan (annual genetic medicines conference, AAV-based GT coverage, corporate access, AAV GT company formation, etc.) 9 ––––––––––––– (1) Source: Ziaeian and Fonarow 2016; Judge et al., 2008; Hershberger et al., 2010; Haas et al., 2015; Knezevic et al., 2015. (2) Source: Myers, VD., … Feldman, AM., JACC Basic Transl Sci, 2018, 3, 122–131; Dominguez, F. et al., J Am Coll Cardiol, 2018, 72, 2471-2481; Aung, N. et al. Circulation, 2019, 140, 1318-1330.Value Proposition Highlights Developing single dose REN-001 gene therapy candidate for familial DCM and other diseases due to BAG3 mutation 1 • Potential to address ~70,000 patients (US + EEA) with familial dilated cardiomyopathy (DCM) due to a mutation in the BAG3 gene (“BAG3 DCM”) 2 • BAG3 DCM represents a high unmet medical need, due to an average age of onset of 38 years and less than 50% survival 5 years after diagnosis • BAG3 biology enables a diversified pipeline with multiple follow-on opportunities to pursue development in heart failure and central nervous system diseases Compelling improvements in cardiac function demonstrated in multiple preclinical models • REN-001 improved cardiac function in haploinsufficiency DCM mouse, with no deleterious effects seen • REN-001 restored normal EF phenotype in post-MI mice, and demonstrated improved EF function in a pig post-MI model Led by experienced management and an exceptional class of cardiovascular disease and gene therapy scientific advisors • Founded by world renowned cardiovascular scientist (Arthur Feldman, MD, PhD) who has published a variety of articles elucidating the role of BAG3 in disease states • Anchored by experienced leadership team and scientific advisors that include thought leaders and pioneers in the cardiovascular disease and gene therapy fields Anticipated IND submission and potential phase I/II trial initiation anticipated in mid-2022 • Development plan incorporates potentially lower-risk features (AAV9, ICr delivery) • We believe BAG3 DCM provides the potential for orphan and other regulatory designations designed to accelerate development We believe our BAG3 IP position provides important barriers to entry • Company vision is to become the leading BAG3 biotech company, based on its formidable IP- and expertise-driven barriers to entry • 5 IP patent families filed to protect science including for any route of delivery of BAG3; for BAG3 variants; and for BAG3 use in multiple diseases (e.g. CV, CNS) Backed by strong investor syndicate (experienced in CV and GT) that synergizes with CHAQ • Existing investors have deep domain expertise and successful track record of early investments in cardiovascular-directed therapies and AAV-based gene therapies • CHAQ draws on the resources of partner, Chardan (annual genetic medicines conference, AAV-based GT coverage, corporate access, AAV GT company formation, etc.) 9 ––––––––––––– (1) Source: Ziaeian and Fonarow 2016; Judge et al., 2008; Hershberger et al., 2010; Haas et al., 2015; Knezevic et al., 2015. (2) Source: Myers, VD., … Feldman, AM., JACC Basic Transl Sci, 2018, 3, 122–131; Dominguez, F. et al., J Am Coll Cardiol, 2018, 72, 2471-2481; Aung, N. et al. Circulation, 2019, 140, 1318-1330.

We Believe Renovacor's REN-001 is Well Positioned for Success

Monogenic diseases are lower risk for AAV GTs

- Targeting disease with known genetic origin
- BAG3 mutations well-documented as driver in DCM
- Goal is to increase BAG3 levels in DCM subjects

Local (intracoronary retrograde) delivery allows lower total dose

- May reduce burden on manufacturing
- May improve COGS and LT profitability
- Reduces potential for various vector toxicities

Utilizes validated AAV9 capsid

- AAV9 currently used in approved therapies (e.g. Zolgensma)
- AAV9 has demonstrated cardiac tropism
- Has high transduction efficiency
- Non-integrative vector

Non-immunogenic one-time human BAG3 payload

- Therapeutic payload is human *BAG3* gene
- DCM patients are haploinsufficient and produce low levels of native BAG3; therefore, the protein is not foreign and should not elicit an immune response

We believe we have a path to clinic for our lead indication:
The focus on a devastating disease (BAG3 DCM) provides the potential for orphan and other regulatory designations that could accelerate development

10

Experienced Leadership Team



Magdalene Cook, MD

President and CEO – Principal, Aisling Capital and Board member of multiple companies



Marc Semigran, MD

CMO – 30+ years of experience treating HF and cardiomyopathy; Senior VP of Medical Sciences and CMO at MyoKardia; experience in developing and designing clinical trials for novel therapies for cardiovascular and heart failure/HFpEF



Elizabeth White, PhD

CBO and Senior VP, Operations – >30+ years of biotech/pharma experience including in strategy, business development, new product planning, portfolio prioritization in start-ups & large companies



Jiwen Zhang, PhD

Senior VP, Regulatory Affairs and Quality Assurance – 20+ years of regulatory affairs and quality assurance experience, with >10 years specifically in cell and gene therapy



Wendy DiCicco

Interim CFO – 15+ years expertise in finance, strategy, M&A as well as executive roles in public and private companies



Marcia Bologna

R&D, Program Lead – 35 years of biotech/pharma experience at Genetics Institute, Wyeth, and Pfizer



Valerie Myers, PhD

Director, Preclinical Development – 10+ years research in HF signal transduction, with focus on *BAG3*

11

Exceptional Scientific Advisors and Board of Directors

Thought Leaders in Cardiovascular Disease



Arthur Feldman, MD, PhD
- Renovacor, Founder and Chair of SAB
- Laura H. Carnell Prof. of Medicine, Temple
- Former Chief of Cardiology UPMC
- Past President HFSA, Assoc. of Professors of Cardiology
- Lifetime Achievement Award, HFSA; Distinguished Scientist Award ACC, 2019



Michael Bristow, MD, PhD
- Prof. of Medicine and former Head of Cardiology, Univ. of Colorado Health Sciences
- Co-founder, President and CEO, ARCA Biopharma
- Founder, Myogen
- Lifetime Achievement Award, HFSA
- Credited with development of science and clinical utility of β-blockers for HF



Douglas Mann, MD
- Lewin Prof. of Medicine, former Director of Cardiovascular Div., Washington University School of Medicine
- Past President, HFSA
- Lifetime Achievement Award, HFSA
- Editor-in-Chief, JACC Basic Translational Science



Dennis McNamara, MD
- Prof. of Medicine and Dir. of the Heart Failure Research Center, UPMC
- Leading expert in the genetics of dilated and hypertrophic cardiomyopathy
- National Principal Investigator – IMAC I, II & III; GRAFH I & II

Experts in Gene Therapy R&D



Joseph Glorioso III, PhD
- Prof. in the Dept. of Microbiology and Molecular Genetics, UPMC
- Founding member and past president of the American Society of Gene Therapy
- Co-founder and Chair of Scientific Advisory Board at Oncorus, Inc. and Coda Biotherapeutics



Philip Johnson, MD
- CEO, Iterius Biotherapeutics
- >30 various roles in academia, biotechnology sector and venture capital
- Considered an international leader in viral vector technology; invented methods for producing and manufacturing viral vectors and novel capsids
- Past President & CSO at Limelight Bio
- Past Professor and Executive VP & CSO, The Children's Hospital of Philadelphia; past President, Children's Research Institute at Nationwide Children's Hospital

Board of Directors

Edward Benz, Jr., MD – President & CEO Emeritus, the Dana-Farber Cancer Institute

Magdalene Cook, MD – Renovacor CEO

Arthur Feldman, MD, PhD – Renovacor Founder; Professor Temple University

Thomas Needham, MBA – Broadview Ventures

12

Vision: To Develop AAV-based Therapies for *BAG3*-Associated Diseases in Areas of High Unmet Medical Need

Q1 2021

Today

- Lead rare disease program has path to IND
- Genetic model replicates human *BAG3*-associated DCM
- Early R&D for expanded BAG3 pipeline

2021

Upon Close of Financing

- Management team build
- R&D and manufacturing team build
- REN-001 phase I/II preparation
- REN-001 clinical and commercial manufacturing
- BAG3 pipeline expansion work

2022 - 2023

Fully Integrated BAG3 Biotech

- Established management team
- Critical R&D personnel and capabilities established
- Anticipated submission of IND for REN-001
- Anticipated start of REN-001 clinical study
- We expect to expand our BAG3 pipeline asset by progressing to second IND filing

13

We Expect 1st IND Submission and Phase I/II Initiation in Mid-2022

	Program	Potential Indication	Research / Discovery	Preclinical	IND Submission (Anticipated)	Phase I	Phase II	Phase III	Global Commercial Rights
Heart Failure (DCM)	REN-001 (AAV9-*BAG3*) [ICr]	*BAG3*-associated dilated cardiomyopathy (DCM)			Mid-2022				RENOVACOR
	AAV-*BAG3* [IV]	*BAG3*-associated dilated cardiomyopathy (DCM)							RENOVACOR
Other Indications	AAV-*BAG3*	Undisclosed CV indication							RENOVACOR
	AAV-*BAG3*	Undisclosed CNS indication							RENOVACOR

Completed

Definitions: **ICr** = intracoronary retrograde infusion; **IV** = intravenous

14

We Believe Broad BAG3 IP Filed to Provide Renovacor High Barriers to Entry

Patent Family	Countries	Status
BAG3 AS A TARGET FOR THERAPY OF HEART FAILURE	US, EU, CA, JP	Pending
BAG3 COMPOSITIONS AND METHODS	US, EU, HK	Pending
ISCHEMIA/ RE-PERFUSION INJURY	US, EU, AU, CA, CN, IN, IL, JP, MX, KR, HK	Pending
OPTIMIZING BAG3 GENE THERAPY	PCT	Published
BAG3 AND PROTEIN QUALITY CONTROL IN THE BRAIN	US (provisional)	Pending

15

RENOVACOR Preclinical Studies: Renovacor’s REN-001 for Dilated Cardiomyopathy (DCM) 16 –––––––––––––RENOVACOR Preclinical Studies: Renovacor’s REN-001 for Dilated Cardiomyopathy (DCM) 16 –––––––––––––

BAG3 Regulates Major Cell Pathways in the Heart Normal cardiovascular function is dependent on levels of BAG3 protein BAG3 structure showing its protein binding domains Anti-apoptosis Protein quality control Structural support Cardiac contractility Inhibits apoptosis Facilitates autophagy as a co- Provides support for Enhances contractility by (programmed cell death) chaperone with heat shock sarcomere through linking linking β-adrenergic receptor 2+ through binding ofBcl2 proteins actin myofibrils with Z-disc and L-type Ca channel 17 ––––––––––––– Source: Myers VD., … Feldman AM., J Am Coll Cardiol Basic Trans Science 2018, 3, 122–31BAG3 Regulates Major Cell Pathways in the Heart Normal cardiovascular function is dependent on levels of BAG3 protein BAG3 structure showing its protein binding domains Anti-apoptosis Protein quality control Structural support Cardiac contractility Inhibits apoptosis Facilitates autophagy as a co- Provides support for Enhances contractility by (programmed cell death) chaperone with heat shock sarcomere through linking linking β-adrenergic receptor 2+ through binding ofBcl2 proteins actin myofibrils with Z-disc and L-type Ca channel 17 ––––––––––––– Source: Myers VD., … Feldman AM., J Am Coll Cardiol Basic Trans Science 2018, 3, 122–31

BAG3 Protein is Decreased in Mammalian Heart Failure -/- Post-MI mouse MLP and TAC mice Post-MI pig HF humans Renovacor’s goal is to increase BAG3 levels in the heart, thus modifying the disease 18 ––––––––––––– -/- 12 Notes: * p<0.05 between MI-GFP and Sham-GFP, and between wild-type / sham and MLP / TAC mice; REN-001 (AAV9-BAG3) dose = 4×10 genome copies (gc) Source: Feldman et al., 2016; Knezevic, T., … Feldman, AM., Heart Fail Rev. 2015, 20, 423–434; Fang, X., et al., J Clin Invest., 2017,-127, 3189-3200; Knezevic, T., … Feldman, AM., JACC Basic Transl Sci. 2016, 1, 647–656.BAG3 Protein is Decreased in Mammalian Heart Failure -/- Post-MI mouse MLP and TAC mice Post-MI pig HF humans Renovacor’s goal is to increase BAG3 levels in the heart, thus modifying the disease 18 ––––––––––––– -/- 12 Notes: * p<0.05 between MI-GFP and Sham-GFP, and between wild-type / sham and MLP / TAC mice; REN-001 (AAV9-BAG3) dose = 4×10 genome copies (gc) Source: Feldman et al., 2016; Knezevic, T., … Feldman, AM., Heart Fail Rev. 2015, 20, 423–434; Fang, X., et al., J Clin Invest., 2017,-127, 3189-3200; Knezevic, T., … Feldman, AM., JACC Basic Transl Sci. 2016, 1, 647–656.

REN-001 Restored Healthy Phenotype in Post-MI Mouse Model Aim Methods To asses whether the administration of • 8-week old male c57BL/6 mice randomized to myocardial infarction (MI) induction via left coronary REN-001 improves left ventricular (LV) artery ligation or sham procedure function in mouse model of DCM • Mice in each group then randomized to received either gene therapy with BAG3 or GFP [dose = 12 4×10 genome copies (gc)] A – Infarction; B – Week 1 echo; C – Treatment/ control injected retro- orbital at week 8 post-MI; D – Echo at sacrifice, 23 days post- * treatment; p<0.0001; †p<0.0001 1 (1) Mice developed a DCM phenotype; (2) REN-001 restored normal ejection fraction in 2 post-MI mice; and (3) BAG3 overexpression exhibited no safety concerns due to autoregulation 19 ––––––––––––– 1 2 Source: Knezevic T., … Feldman, A.M., J Am Coll Cardiol Basic Trans Science. 2016, 1, 647–56; Gentilella, A. & Khalili, K., J Cell Biochem. 2009, 108, 1117–1124.REN-001 Restored Healthy Phenotype in Post-MI Mouse Model Aim Methods To asses whether the administration of • 8-week old male c57BL/6 mice randomized to myocardial infarction (MI) induction via left coronary REN-001 improves left ventricular (LV) artery ligation or sham procedure function in mouse model of DCM • Mice in each group then randomized to received either gene therapy with BAG3 or GFP [dose = 12 4×10 genome copies (gc)] A – Infarction; B – Week 1 echo; C – Treatment/ control injected retro- orbital at week 8 post-MI; D – Echo at sacrifice, 23 days post- * treatment; p<0.0001; †p<0.0001 1 (1) Mice developed a DCM phenotype; (2) REN-001 restored normal ejection fraction in 2 post-MI mice; and (3) BAG3 overexpression exhibited no safety concerns due to autoregulation 19 ––––––––––––– 1 2 Source: Knezevic T., … Feldman, A.M., J Am Coll Cardiol Basic Trans Science. 2016, 1, 647–56; Gentilella, A. & Khalili, K., J Cell Biochem. 2009, 108, 1117–1124.

REN-001 Showed Durable Rescue in DCM Haploinsufficiency Model +/- BAG3 mouse model demonstrated BAG3 Administration of REN-001 rescued dilated cardiomyopathy (DCM) phenotype haploinsufficiency and DCM phenotype BAG3 protein levels Cardiac function *p=.04, .01 and .003 respectively at 2, 4 and 6 weeks for +/-GFP vs. +/- WtBAG3 13 Dose = 1×10 genome copies (gc)] 4 weeks 10 weeks 8 weeks 12 weeks Administration of REN-001 in a BAG3 DCM haploinsufficiency mouse model rescued DCM phenotype 20 ––––––––––––– Sources: Haploinsufficiency data published in Myers VD., … Feldman AM.,J Cell Physiol. 2018; 233: 6319– 6326. REN-001 administration adapted from data published in Myers VD., … Feldman AM., JAMA Cardiol. 2018; 3(10):929-938 and unpublished data from the Feldman lab.REN-001 Showed Durable Rescue in DCM Haploinsufficiency Model +/- BAG3 mouse model demonstrated BAG3 Administration of REN-001 rescued dilated cardiomyopathy (DCM) phenotype haploinsufficiency and DCM phenotype BAG3 protein levels Cardiac function *p=.04, .01 and .003 respectively at 2, 4 and 6 weeks for +/-GFP vs. +/- WtBAG3 13 Dose = 1×10 genome copies (gc)] 4 weeks 10 weeks 8 weeks 12 weeks Administration of REN-001 in a BAG3 DCM haploinsufficiency mouse model rescued DCM phenotype 20 ––––––––––––– Sources: Haploinsufficiency data published in Myers VD., … Feldman AM.,J Cell Physiol. 2018; 233: 6319– 6326. REN-001 administration adapted from data published in Myers VD., … Feldman AM., JAMA Cardiol. 2018; 3(10):929-938 and unpublished data from the Feldman lab.

We Believe the Role of BAG3 Extends Beyond Dilated Cardiomyopathy BAG3 is implicated in many diseases including heart failure, cardiac amyloidosis and CNS disorders Feldman group Feldman et al. The Feldman group continues to be at the forefront of v v elucidating the biology and mechanism of BAG3 Feldman group v v v v v v 21 –––––––––––––We Believe the Role of BAG3 Extends Beyond Dilated Cardiomyopathy BAG3 is implicated in many diseases including heart failure, cardiac amyloidosis and CNS disorders Feldman group Feldman et al. The Feldman group continues to be at the forefront of v v elucidating the biology and mechanism of BAG3 Feldman group v v v v v v 21 –––––––––––––

RENOVACOR Background: BAG3-associated Dilated Cardiomyopathy (DCM) 22 –––––––––––––RENOVACOR Background: BAG3-associated Dilated Cardiomyopathy (DCM) 22 –––––––––––––

BAG3-Associated DCM: The Biology is Well Understood

Mutations in BAG3 lead to DCM; the phenotype in animal models rescued by REN-001

- ***BAG3* gene** is highly conserved and encodes for a multifunctional protein due to multiple domains
- **BAG3** is highly expressed in the heart and muscle
- Mutations in ***BAG3*** lead to familial DCM due to a decrease in BAG3 protein in the heart
- **BAG3** insufficiency in animal models leads to ventricular dysfunction
- ***BAG3*** knockdown in genetic animal model (haploinsufficient model) leads to decreased BAG3 levels exhibiting disease phenotype
- Treatment of haploinsufficient model of disease with *BAG3* gene therapy normalizes BAG3 levels and cardiac function
- **REN-001** significantly enhanced left ventricular function and decreased infarct size in mice

Source: Myers, VD., ... Feldman, AM., *JACC Basic Transl Sci*, 2018, 3, 122–131; Dominguez, F. *et al.*, *J Am Coll Cardiol*, 2018, 72, 2471-2481; Aung, N. *et al.* *Circulation*, 2019, 140, 1318-1330.

23

BAG3-Associated DCM: <5 Year Survival after Disease Onset[1]

DCM resulting from BAG3 deficiency is an area of high unmet medical need

#3
Most common cause of familial DCM

~70,000
Patients in the US + EEA

38 yrs
Average age of onset of disease

80%
Penetrance in patients >40 years

< 50%
Of affected individuals will survive >5 years after disease onset

DCM disease progression is more rapid in patients with *BAG3* mutations versus individuals having ischemic disease

24

(1) Givertz M & Mann DL. Epidemiology and natural history of recovery of left ventricular function in recent onset dilated cardiomyopathies. Curr. Heart Fail. Reports. 2013, 10: 321-220.

Source: Myers, VD., … Feldman, AM., *JACC Basic Transl Sci*, 2018, 3, 122–131; Dominguez, F. *et al.*, *J Am Coll Cardiol*, 2018, 72, 2471-2481; Aung, N. *et al. Circulation*, 2019, 140, 1318-1330; Knezevic, T., V. D. Myers, J. Gordon, D. G. Tilley, T. E. Sharp, 3rd, J. Wang, K. Khalili, J. Y. Cheung and A. M. Feldman (2015).

The BAG3 Population: Potential for Orphan Designation



Prevalence of Heart Failure in the US and EEA: 15M Patients
Hypertrophic Cardiomyopathy
Dilated Cardiomyopathy (8M patients)
Constrictive Cardiomyopathy
Restrictive Cardiomyopathy
Post MI / CAD
Idiopathic DCM (3.5M patients)
Other
Genetic DCM (1.5M patients)
Titin
Lamin A/C
BAG3 DCM (70K patients)
Other

Source: Ziaeian and Fonarow 2016; Judge *et al.*, 2008; Hershberger *et al.*, 2010; Haas *et al.*, 2015; Knezevic *et al.*, 2015.

25

RENOVACOR Our Clinical Plan: AAV-BAG3 Gene Therapies 26 –––––––––––––RENOVACOR Our Clinical Plan: AAV-BAG3 Gene Therapies 26 –––––––––––––

Path with Decreased Risk to IND Filing and Initiation of Phase I/II Trial in DCM Recent accomplishments provide a path with decreased risk to IND submission 2016-2018: Assess effect of BAG3 gene therapy in in vivo HF models across species (murine and porcine models) 2018: Develop a BAG3 haploinsufficient DCM murine model to test BAG3 gene therapy efficacy 2018-2020: Demonstrate REN-001 transduction efficiency, cardiac functional improvement in 5 models of heart failure (murine and porcine) 2020: Complete pre-IND meeting with the FDA; confirm path to IND filing for phase I/II in DCM patients Upcoming expected milestones include anticipated initiation of phase I/II trial in BAG3 DCM Mid-2022. REN-001: Anticipated submission of an IND in BAG3-associated dilated cardiomyopathy (DCM) Complete dose ranging efficacy study in BAG3 haploinsufficient DCM murine model Complete transduction efficiency and non-GLP toxicology profile of higher dose in normal Yucatan pigs Get input from the FDA on phase I/II clinical protocol Complete GLP toxicology and biodistribution study for IND filing (3-month endpoint) Mid-2022. REN-001: Anticipated initiation of phase I/II trial in DCM patients with BAG3 mutation (BAG3-associated DCM) 27 –––––––––––––Path with Decreased Risk to IND Filing and Initiation of Phase I/II Trial in DCM Recent accomplishments provide a path with decreased risk to IND submission 2016-2018: Assess effect of BAG3 gene therapy in in vivo HF models across species (murine and porcine models) 2018: Develop a BAG3 haploinsufficient DCM murine model to test BAG3 gene therapy efficacy 2018-2020: Demonstrate REN-001 transduction efficiency, cardiac functional improvement in 5 models of heart failure (murine and porcine) 2020: Complete pre-IND meeting with the FDA; confirm path to IND filing for phase I/II in DCM patients Upcoming expected milestones include anticipated initiation of phase I/II trial in BAG3 DCM Mid-2022. REN-001: Anticipated submission of an IND in BAG3-associated dilated cardiomyopathy (DCM) Complete dose ranging efficacy study in BAG3 haploinsufficient DCM murine model Complete transduction efficiency and non-GLP toxicology profile of higher dose in normal Yucatan pigs Get input from the FDA on phase I/II clinical protocol Complete GLP toxicology and biodistribution study for IND filing (3-month endpoint) Mid-2022. REN-001: Anticipated initiation of phase I/II trial in DCM patients with BAG3 mutation (BAG3-associated DCM) 27 –––––––––––––

Proposed Phase I/II Clinical Study Design for REN-001

The planned study will enroll a total of 8-12 patients across two cohorts



Cohort 2
(n = 4-6)
Evaluate patients
Patients will be enrolled sequentially after DSMB greenlight
Screen Cohort 2 patients
Cohort 1
(n = 4-6)
Evaluate patients
Screen Cohort 1 patients

Trial design:

- Multi-center, open-label, single-arm, dose escalation study in *BAG3*-associated DCM

Primary endpoint:

- Safety: Frequency and severity of AEs and SAEs
- Efficacy: Cardiac function by improvement in EF

Secondary endpoints:

- 6-minute walk test
- Kansas City Cardiomyopathy Questionnaire
- Serum biomarker (NT-proBNP)

Key inclusion criteria:

- Subjects aged 18-75 with left ventricle (LV) dysfunction
- Depressed LVEF as defined by AHA/ACC Guidelines
- NYHA Class II-III HF symptoms
- Elevated NT-proBNP
- Genetic variant in BAG3 consistent with haploinsufficiency and absence of other DCM causing variants as based on sequence analysis in a CLIA-certified laboratory

28

Value Proposition Highlights

- Developing single-dose REN-001 gene therapy candidate for familial DCM and other diseases due to *BAG3* mutation
- Compelling improvements in cardiac function demonstrated in multiple preclinical models
- Led by experienced management and exceptional cardiovascular disease and gene therapy scientific advisors
- IND submission and potential phase I/II trial initiation anticipated in mid-2022
- We believe BAG3 IP position provides important barriers to entry for significant market opportunity
- Backed by strong investor syndicate (experienced in CV and GT) that synergizes with CHAQ

29

RENOVACOR Thank You! For follow-up please contact: info@renovacor.com 30 –––––––––––––RENOVACOR Thank You! For follow-up please contact: info@renovacor.com 30 –––––––––––––

RENOVACOR Appendix 31 –––––––––––––RENOVACOR Appendix 31 –––––––––––––

About Renovacor

BAG3 Gene Therapy Company Developing Precision Medicine for Diseases with High Unmet Need

Lead program: REN-001 GT for familial DCM with BAG3 mutations

- Treatment of monogenic cardiomyopathy (orphan BAG3 DCM)
- Rare disease with ~70,000 patients in US/EEA
- Preclinical data show improved cardiac function in multiple models
- Broad BAG3 IP position for BAG3 platform

Pipeline of proprietary gene therapies for BAG3-related diseases

- Heart failure (orphan and non-orphan)
- Neurodegenerative CNS diseases

Multiple Near- and Medium-term Expected Company Value Drivers

Near-term expected milestones (2021-2022)

- Path to IND expected to be agreed to with FDA
- Expected additional BAG3 gene therapy efficacy data in BAG3 haploinsufficient animal model
- Expected GLP tox and biodistribution data
- Expected IND submission for orphan BAG3 DCM

Medium-term expected milestones (2022-2023)

- Expect to start Phase I/II for orphan BAG3 DCM
- Option to expand lead program from intra-coronary dosing to also include IV dosing with immune modulation
- Anticipate second IND submission for follow-on indication

Significant Expertise and Strong Investor Syndicate

Leaders with deep domain expertise

- Highly experienced management team
- World renowned scientific founder (Arthur Feldman, MD, PhD) and scientific advisors in cardiovascular and gene therapy

Backed by strong investor syndicate

- Experienced biotech investors with deep domain expertise and track record of early investments in cardiovascular-directed therapies and AAV-based gene therapies

32

RENOVACOR Preclinical Studies: The Mechanistic Rationale for Targeting BAG3 in Heart Failure 33 –––––––––––––RENOVACOR Preclinical Studies: The Mechanistic Rationale for Targeting BAG3 in Heart Failure 33 –––––––––––––

BAG3 in the Heart: Autophagy is Dependent on Levels of BAG3 Decreased autophagy flux is seen due to either: (1) hypoxia/re-oxygenation, H/R or (2) BAG3 knock- down. Both have been shown to be reversed by addition of BAG3 (Ad-BAG3) Experiment • Transfected neonatal mouse Adv-RFP-GFP-LC3 ventricular cardiomyocytes with autophagy reporter system then modulated BAG3 levels (using hypoxia/re-oxygenation (H/R) or BAG3 knock-down using BAG3 siRNA encapsulated in adenovirus (Ad-siBAG3) • Yellow puncta = both RFP (red fluorescence) and GFP (green fluorescence) in autophagosomes • Red puncta = quenched GFP from fusion of autophagosomes with lysosomes • More yellow = less autophagy 34 ––––––––––––– 7 6 Source: Su F., .... Feldman, A.M., JCI-Insight 2016, 1, e90931; for dosing MOI = 8 [viral particles(1.6×10 ) ÷ number of cells(2×10 )] BAG3 in the Heart: Autophagy is Dependent on Levels of BAG3 Decreased autophagy flux is seen due to either: (1) hypoxia/re-oxygenation, H/R or (2) BAG3 knock- down. Both have been shown to be reversed by addition of BAG3 (Ad-BAG3) Experiment • Transfected neonatal mouse Adv-RFP-GFP-LC3 ventricular cardiomyocytes with autophagy reporter system then modulated BAG3 levels (using hypoxia/re-oxygenation (H/R) or BAG3 knock-down using BAG3 siRNA encapsulated in adenovirus (Ad-siBAG3) • Yellow puncta = both RFP (red fluorescence) and GFP (green fluorescence) in autophagosomes • Red puncta = quenched GFP from fusion of autophagosomes with lysosomes • More yellow = less autophagy 34 ––––––––––––– 7 6 Source: Su F., ... Feldman, A.M., JCI-Insight 2016, 1, e90931; for dosing MOI = 8 [viral particles(1.6×10 ) ÷ number of cells(2×10 )]

BAG3 in the Heart: Apoptosis is Dependent on Levels of BAG3 Increased apoptosis is seen due to either: (1) hypoxia/re-oxygenation, H/R or (2) BAG3 knock-down. Both have been shown to be reversed by addition of BAG3 (Ad-BAG3) Experiment • Transfected neonatal mouse ventricular cardiomyocytes with Ad-BAG3, GFP, or Ad-siBAG3 then exposed to H/R conditions • Performed TUNEL assays identify apoptosis features • Used a-actinin to identify cardiomyocytes • Increase in TUNEL-positive nuclei is seen with low BAG3 levels and rescued with BAG3 expression 35 ––––––––––––– 7 6 Source: Su F., ... Feldman, A.M., JCI-Insight 2016, 1, e90931; for dosing MOI = 8 [viral particles(1.6×10 ) ÷ number of cells(2×10 )] BAG3 in the Heart: Apoptosis is Dependent on Levels of BAG3 Increased apoptosis is seen due to either: (1) hypoxia/re-oxygenation, H/R or (2) BAG3 knock-down. Both have been shown to be reversed by addition of BAG3 (Ad-BAG3) Experiment • Transfected neonatal mouse ventricular cardiomyocytes with Ad-BAG3, GFP, or Ad-siBAG3 then exposed to H/R conditions • Performed TUNEL assays identify apoptosis features • Used a-actinin to identify cardiomyocytes • Increase in TUNEL-positive nuclei is seen with low BAG3 levels and rescued with BAG3 expression 35 ––––––––––––– 7 6 Source: Su F., ... Feldman, A.M., JCI-Insight 2016, 1, e90931; for dosing MOI = 8 [viral particles(1.6×10 ) ÷ number of cells(2×10 )]

2+ Association with β1-Adrenergic Receptor & L-Type Ca Channel BAG3 modulates heart muscle cell’s contraction and action potential duration via interaction with the 2+ β-adrenergic receptor (b1-AR) and L-type Ca channel BAG3 modulates contractility BAG3 associates with b1-AR REN-001 restores BAG3 β1-AR BAG3 is expressed control (red fluorescence) BAG3 Ga β γ γ 2+ BAG3 levels drop Ca post-myocardial PDE infarction (MI) ATP ATP cAMP REN-001 rescues BAG3 expression Cardiac post-MI Contractility 36 ––––––––––––– Source: Feldman, AM., et al. J Mol Cell Cardiol., 2016, 92, 10-20 2+ Association with β1-Adrenergic Receptor & L-Type Ca Channel BAG3 modulates heart muscle cell’s contraction and action potential duration via interaction with the 2+ β-adrenergic receptor (b1-AR) and L-type Ca channel BAG3 modulates contractility BAG3 associates with b1-AR REN-001 restores BAG3 β1-AR BAG3 is expressed control (red fluorescence) BAG3 Ga β γ γ 2+ BAG3 levels drop Ca post-myocardial PDE infarction (MI) ATP ATP cAMP REN-001 rescues BAG3 expression Cardiac post-MI Contractility 36 ––––––––––––– Source: Feldman, AM., et al. J Mol Cell Cardiol., 2016, 92, 10-20

BAG3 Regulates Major Cell Pathways in the Heart Normal cardiovascular function is dependent on right levels of BAG3 protein 37 ––––––––––––– Source: Myers VD., … Feldman AM., J Am Coll Cardiol Basic Trans Science 2018;3:122–31BAG3 Regulates Major Cell Pathways in the Heart Normal cardiovascular function is dependent on right levels of BAG3 protein 37 ––––––––––––– Source: Myers VD., … Feldman AM., J Am Coll Cardiol Basic Trans Science 2018;3:122–31